IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLORADO


Civil Action No. 95-B-2525

JOHN VASZLAVIK, et al.,

Plaintiffs,

v.

STORAGE TECHNOLOGY CORPORATION, a Delaware Corporation,

Defendant.

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                        PROPOSED SETTLEMENT AGREEMENT

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                               I.  INTRODUCTION
      A. Plaintiffs, Bob Cotton, Patrick L. Ellis, Arthur J. Gercken, Carol Hill, Mike McCoy, Walter Perdue, Bill Stevens, Lanette Stewart, Howard Valentine, John Vaszlavik and David Wee (the "Named Plaintiffs"), commenced this action alleging violation of the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), 29 U.S.C. ss. 621, et seq. and violation of the Employee Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C. ss. 1140. The Named Plaintiffs allege that the defendant Storage Technology Corporation ("StorageTek") discriminated against employees age 40 and above by targeting them for layoff because of their ages and benefits usage in reductions-in-force that occurred between April 13, 1993 and December 31, 1996. The Named Plaintiffs also alleged that their reductions-in-force constituted a wrongful discharge in violation of public policy.


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      B. In  addition  to the  Named  Plaintiffs,  there  are two  sets of class members. In March 1998, another approximately 414 people became "opt-in" plaintiffs by virtue of responding to a Notice of Collective Action pursuant to which they stated their desire to participate in this action as ADEA class members. Subsequently, two individuals were permitted by the Court to opt in after the March 16, 1998 deadline. They are identified in Attachment A. Five more individuals submitted opt-in notices after the deadline. While the Court has not ruled on whether they should be allowed to participate, the parties agree that they are included in the ADEA settlement. They are identified in Attachment B. Additionally, 15 individuals filed a timely notice to opt in to the ADEA class, but subsequently submitted written statements to the Court requesting that they be removed from this lawsuit or were dismissed pursuant to a stipulation for dismissal entered by Court Order on July 9, 1999. They are identified in Attachment C. Attachment D identifies all individuals eligible to participate in the ADEA collective action and settlement.
This list is hereafter referred to as the ADEA Plaintiffs.
      C. In November 1998, the ADEA Plaintiffs and an additional approximately 851 people became members of an ERISA class as a result of the Court's order certifying an ERISA class. Subsequently, ten ERISA class members were dismissed by the stipulation for dismissal entered by Court Order on July 9, 1999. The ERISA Plaintiffs are listed in Attachment E. The ADEA Plaintiffs and the ERISA Plaintiffs (collectively the "Plaintiffs") through their undersigned counsel, and StorageTek (the "Parties")wish to avoid the expense, delay and uncertainties of further protracted litigation in this matter, and therefore agree to settle this action by this Settlement Agreement ("Agreement").



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      D. The  Parties  agree that this Court has  jurisdiction  over the subject matter of and the Parties to this lawsuit.
      E. The Parties agree that this Agreement is voluntarily entered into by the Parties, that it shall not constitute an adjudication and findings on the merits of the case and shall not be construed as an admission by StorageTek that it violated either ADEA or ERISA or wrongfully discharged employees in violation of public policy. StorageTek denies that its actions as alleged in the Sixth Amended Complaint constitute any violation of ADEA, ERISA, public policy or of any other applicable law or regulation. StorageTek has asserted that business conditions required StorageTek to reduce its work-force, which StorageTek asserts it did using appropriate work related criteria.
      F. Upon Court approval, this Agreement shall be binding upon StorageTek, the Plaintiffs, and their heirs, successors and assigns.
      G. The Parties agree that this Agreement fairly resolves the issues alleged in this lawsuit, and constitutes a complete resolution of all claims of discriminatory layoff or termination under ADEA, ERISA, or wrongful discharge that were made or could have been made by the plaintiffs in this action based on acts or omissions of StorageTek through and including December 3, 1999.
      H. The Parties have undertaken discovery sufficient to permit them to assess the desirability of this resolution.
      I. The Parties desire that the Court preliminarily approve this Settlement Agreement on the 15th day of December 1999, at 4:00 p.m., pending final approval pursuant to notice to interested parties and a Fairness Hearing (the "Fairness Hearing") as provided in Section VI of this Agreement. Upon final approval and the expiration of the time for appeal following final approval, the Parties will take the actions set forth in this Agreement.


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                            II.  SCOPE OF AGREEMENT
      A. This Agreement resolves all claims for both monetary and non-monetary relief on the basis that StorageTek laid off or otherwise terminated, because of their age or benefits usage, employees who meet the following criteria:
      1.  They were age 40 or over at the time of their  layoff or  termination;
      and
      2. Their layoff or termination date took effect between April 13, 1993 and December 31, 1996.
      It also resolves all other claims for wrongful termination that were made or that could have been made by any of the Parties, except as expressly provided herein with respect to Lupita DeHerrara.
      B. Attachments D and E identify all individuals that the Parties agree come within the scope of this Agreement, subject to a Court order dismissing, with prejudice, the claims of any person listed on Exhibit C whose claims have not yet been dismissed. The gross amount of the settlement proceeds each individual Plaintiff is to receive will be determined solely by the Plaintiffs pursuant to a formula devised solely by the Plaintiffs and Plaintiffs' counsel, and will be communicated in the notice sent to each ADEA Plaintiff. The Parties agree that StorageTek played no role whatsoever in devising the formula for distribution of settlement proceeds or in the determination that only the ADEA Plaintiffs would share in these proceeds. The parties further agree that individuals who initially chose to opt in, but subsequently expressed their intention to be removed from the lawsuit are not eligible to participate in the settlement proceeds, so long as the Court enters an order dismissing any and all claims of these individuals, with prejudice.



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                        III.  DISMISSAL OF THE LAWSUIT
      A. Upon final approval of this Agreement, the Court shall dismiss all claims by all of the Named Plaintiffs, ADEA Plaintiffs, and ERISA Plaintiffs in this action with prejudice, EXCEPT the claim brought by opt-in plaintiff Lupita DeHerrera under the Americans with Disabilities Act in Case No. 97-N-192 and her currently pending workers' compensation claim, neither of which are before this Court.
      B. The dismissal of this action in accordance with the provisions of subparagraph A. of Section III shall bar the Plaintiffs from bringing any administrative proceeding or suit under the ADEA, ERISA, or wrongful discharge against StorageTek based in whole or in part on any acts or omissions occurring on or before December 3, 1999 that either (1) were or could have been alleged in this lawsuit as amended; or (2) involved class, systemic or pattern and practice allegations concerning employees of StorageTek.



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



                             IV.  SETTLEMENT FUND
      A. StorageTek shall pay the gross sum of $5,000,000 ("Settlement Fund") for the benefit of the plaintiffs listed in Attachment D. This amount shall be paid to an escrow agent no later than December 3, 1999, or as soon thereafter as practicable. The Settlement Fund shall earn interest, with the interest to inure to the benefit of StorageTek. This fund shall remain with the escrow agent until expiration of the time for appeal following entry of an order giving final approval of this Agreement by this Court. In the event the Court fails to approve the settlement as stated herein, or if any of the terms of this Settlement fail to be honored for whatever reason, StorageTek shall be entitled to retain the entire Settlement Fund, together with all interest accrued.
      B. If no appeal from final Court approval of the Proposed Settlement Agreement, and dismissal of the Plaintiffs' claims in this action is taken, then within thirty (30) days after expiration of the last deadline within which to appeal, the escrow agent will release the Settlement Funds, less interest and attorneys' fees for class counsel in the amount approved by the Court, to a distribution agent selected and designated by class counsel. Within ten days after the date of final approval by the Court, class counsel will communicate to Storage Tek the gross amounts each ADEA Plaintiff will receive under the settlement. Within fifteen days after class counsel presents the individual plaintiff's gross amounts to StorageTek, Storage Tek will deliver to the distribution agent information regarding taxes to be withheld based upon the amount each individual will receive under the class settlement formula. Attorneys' fees and costs, in the amount determined by the Court, will be disbursed by the escrow agent directly to Roman,



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Benezra & Culver,  L.L.C.,  and accrued  interest  will be released  directly to
StorageTek. The distribution agent will then prepare checks for each of the individuals listed in Attachment D with a restrictive endorsement stating that endorsement of the check constitutes an accord and satisfaction and a complete release of any and all claims that were made or could have been made in Civil Action No. 95-B-2525. The distribution agent will also prepare and deliver a check to Storage Tek to reflect total tax withholdings. The distribution agent will deliver the individual settlement checks to Roman, Benezra & Culver, L.L.C., which will then disburse checks to the Plaintiffs. The distribution
agent  will  prepare  a  report  regarding  the  individual   disbursements  for
StorageTek. If any checks are returned or are not cashed, the distribution agent shall notify StorageTek and the Plaintiffs' attorneys promptly so that the Plaintiffs' attorneys may take, at their expense, further steps to reach those individual plaintiffs.
      C. The Parties agree that the specific amounts to be paid to the ADEA Plaintiffs were determined by the Plaintiffs in their sole discretion, with no input whatsoever from StorageTek. The Parties further agree that StorageTek had no input whatsoever into the portion of the Settlement Fund allocated to attorneys' fees, into which groups of plaintiffs would receive settlement proceeds, or into the selection of the distribution agent. Plaintiffs and
Plaintiff's   counsel  agree  to  hold  StorageTek  harmless  and  to  indemnify
StorageTek from and against any claim made by any ADEA or ERISA Plaintiff regarding the acts or omissions of the distribution agent.
      D. If this Agreement does not receive final Court approval in total, or if the Agreement is not completely upheld on appeal, then StorageTek shall be relieved of its obligation to pay the money required by this Agreement and the Settlement Fund plus accrued interest shall revert to StorageTek and both StorageTek and the Plaintiffs shall be relieved of all further obligations under this Agreement.

                           V.  NOTICE TO PLAINTIFFS
      A. Not later than January 7, 2000 (assuming the Court's preliminary approval of this Agreement on December 15, 1999), the Plaintiffs' attorneys shall mail to each of the ADEA Plaintiffs a package containing a notice of this Agreement, including the gross amount that each individual will receive, with a statement that taxes and Social Security will be withheld as provided by law, a description of the Fairness Hearing, and a procedure for stating an objection to the terms of the Agreement. A copy of the notice to be sent to the ADEA Plaintiffs is attached as Exhibit F.
      B. Additionally, Plaintiffs' attorneys shall mail to each of the ERISA class members a notice of the ERISA related rights secured under this agreement, a description of the Fairness Hearing, and a procedure for stating an objection to the terms of the agreement. A copy of the notice to be sent to the ERISA class members is attached as Exhibit G.

                            VI.  FAIRNESS HEARING
      A. The Court shall conduct a hearing of the fairness of the Proposed Settlement Agreement on ________, 2000 at _______ at the U.S. District Court, 1929 Stout Street, Room ____, Denver, Colorado.
      B. If any plaintiff wishes to object to the entry of this decree, the objector must:



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      1.    File with the Court a detailed, written statement of the objection not later than __________, 2000;
      2. Mail copies of the written statement of objection to counsel for the Parties postmarked not later than ___________, 2000;
      3. Appear at the Fairness Hearing either in person or through counsel hired by the objector.
      C. The Parties may file a written position statement on any objections at least ten (10) days prior to the Fairness Hearing.
      D. If the Court disapproves any provision of this Agreement, or finds that any party listed in Attachments D and E cannot be bound by this Agreement, the Parties shall not be bound by this Agreement in any way. In that event, this Agreement, the Stipulation for Approval of Class Settlements and the underlying negotiations shall not be admissible for any purpose, and the Parties shall be free to re-negotiate any other settlement agreement or proceed with litigation.
                             VII. ERISA TRAINING
      A. StorageTek has a policy prohibiting discrimination against any person for any reason prohibited by law. StorageTek will modify that policy to add language expressly prohibiting discrimination "because of usage of medical benefits or other benefit plan."
      B. StorageTek shall include in any training it offers regarding its policy on non-discrimination to include as a component of that training the prohibitions of ss. 510 of ERISA. Specifically, StorageTek will inform participants in these training sessions that they are not to discipline, discharge or otherwise adversely impact an employee in an effort to avoid paying the expenses of that employee's benefits.



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                       VIII.  COSTS AND ATTORNEYS' FEES
      A. Each party shall be responsible for and shall pay its own attorneys' fees and costs, except as provided by this Agreement.



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HOLME ROBERTS & OWEN LLP
   Nancy J. Gegenheimer, Esq.
   Katherine J. Peck, Esq.


 /s/ Nancy J. Gegenheimer
---------------------------------------
1700 Lincoln, Suite 4100
Denver, Colorado 80203
(303) 861-7000
Attorneys for Storage Technology Corporation

STORAGE TECHNOLOGY CORPORATION


/s/ Dwight C. Seeley
-----------------------------------
Dwight C. Seeley, Esq.
2270 South 88th Street
Louisville, Colorado 80028-4309
(303) 673-3128


/s/ Richard Bland
-----------------------------------
Richard Bland, Esq.
10191 Arapahoe Road
Lafayette, Colorado 80026
(303) 926-1733


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


ROMAN, BENEZRA & CULVER, L.L.C.           TODD J. McNAMARA, ESQ.
   Seth J. Benezra, Esq.
   John A. Culver, Esq.
   Gilbert M. Roman, Esq.

/s/ Seth J. Benezra                          /s/ TODD J. McNAMARA
------------------------------            ------------------------------
141 Union Blvd., Suite 260                1700 Lincoln Street, Suite 3850
Lakewood, CO 80228                        Denver, CO 80203
(303) 716-0254                            (303) (303) 830-7924


ANDERSON, CAMPBELL                        PRESTON J. BRANAUGH, ESQ.
    AND LAUGESEN, P.C.

/s/ Michael W. Sutherland                 /s/ PRESTON J. BRANAUGH
------------------------------            ----------------------------
Michael W. Sutherland, Esq.               7633 Owens Street
1660 South Albion Street, Suite 425       Arvada, CO 80005-3440
Denver, Colorado 80222-4043
(303) 571-0777



PRELIMINARILY APPROVED this 15 day of December, 1999.



                              /s/ Judge Lewis T. Babcock
                              --------------------------------------
                              District Court Judge


FINALLY APPROVED this ____ day of _____________, 2000, subject to the Court's findings of fact and conclusions of law.



                              ------------------------------------
                              District Court Judge


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